JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated May 7, 2012 to ANNUITY PROSPECTUSES

Limitations on Additional Purchase Payments

This Supplement applies to certain VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, WEALTHMARK ML3 VARIABLE ANNUITY and VENTURE® 4 VARIABLE ANNUITY Contracts issued with an optional guaranteed minimum withdrawal benefit rider by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”).

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

The Supplement discloses new administrative rules, effective June 18, 2012, that will restrict Additional Purchase Payments. These restrictions apply to Contracts that include one of the following guaranteed minimum withdrawal benefit riders (“Restricted GMWB Riders”):

Income Plus for Life 1.11 Series	Income Plus for Life (Quarterly Step-Up Review) Series
Income Plus for Life 5.09 Series	Income Plus for Life (Annual Step-Up Review) Series
Income Plus for Life 12.08 Series

Principal Plus for Life Series	Principal Plus
Principal Returns

Limitations on Additional Purchase Payments for Contracts with Restricted GMWB Riders

Restriction on Additional Purchase Payments for Nonqualified Contracts. Under our administrative rules effective June 18, 2012:

•	You may not make an Additional Purchase Payment after the first Contract Anniversary following the Rider Date on a Nonqualified Contract with a Restricted GMWB Rider without our prior approval.
•

(Contracts issued in New Jersey or Oregon). You may not make an Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments would exceed $100,000 without our prior approval.

Additional Purchase Payments for Nonqualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your Restricted GMWB Rider is in the Settlement Phase.

A Nonqualified Contract is a Contract we issued that is not intended for use with a tax qualified retirement plan, including an IRA. The Rider Date is the date we issued your Restricted GMWB Rider, as shown in that Rider.

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Under our administrative rules effective June 18, 2012:

•

You may not make an Additional Purchase Payment at any time after the later of the first Contract Anniversary following the Rider Date or the first Age 65 Contract Anniversary on a Qualified Contract with a Restricted GMWB Rider without our prior approval.

•

(Contracts issued in New Jersey or Oregon). You may not make an Additional Purchase Payment after the later of the first Contract Anniversary following the Rider Date or the first Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000 without our prior approval.

Additional Purchase Payments for Qualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your Restricted GMWB Rider is in the Settlement Phase.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor for additional information.

A Qualified Contract is a Contract that we issued in connection with a tax qualified retirement plan, including an IRA. The Rider Date is the date we issued your Restricted GMWB Rider, as shown in that Rider.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. Under our administrative rules effective June 18, 2012, we will continue to accept Additional Purchase Payments under the terms of the Contract and Restricted GMWB Rider when made in connection with an automatic withdrawal program from a bank account (“Bank Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Bank Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Restricted GMWB Rider is not in the Settlement Phase.

For Qualified Contracts, you may not make an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Additional Purchase Payments will be subject to our approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment, or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan, or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million, or
•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the first Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. As a matter of administrative practice, we will mail notice to you at your last known address if, where permitted by state law, we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above, where we may approve Additional Purchase Payments for Contracts with Restricted GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

General Impact of New Restrictions on Contracts with Restricted GMWB Riders

Prompt Return of Additional Purchase Payments. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

Impact on Restricted Options. If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, the new administrative rules may prevent you from allocating Additional Purchase Payments to that Restricted Option.

Impact on Increases in Guaranteed Amounts. Because the new administrative rules restrict Additional Purchase Payments, the new rules may prevent you from increasing the amount of credits, step-ups, target amounts and bonuses we may apply to the Benefit Base based on Additional Purchase Payments and may prevent you from increasing the amounts we guarantee under a Restricted GMWB Rider as a result of Additional Purchase Payments. You should disregard the examples in the Annuity Prospectus of increases in guaranteed amounts based, in whole or in part, on assumed Additional Purchase Payments.

Impact on Pre-authorized Withdrawals – The Income Made Easy Program. The new administrative rules may prevent you from increasing pre-authorized withdrawals of an annual guaranteed amount under a Restricted GMWB Rider to reflect increases resulting from an Additional Purchase Payment.

You should retain this Supplement for future reference.

Supplement dated May 7, 2012

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